UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2009 (June 30, 2009)

RINO INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-52549	41-1508112
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian
People’s Republic of China 116100
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (86) 411-8766-1222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Yi (Jenny) Liu as Chief Financial Officer

Effective June 30, 2009, the Board of Directors of RINO International Corporation. (the “Company”) approved the appointment of Yi (Jenny) Liu as its Chief Financial Officer.

Ms. Liu, who will manage and oversee RINO’s financial affairs, brings more than twelve years of professional experience with public companies and accounting firms. Ms. Liu’s specific areas of expertise include financial management, mergers and acquisitions, investor relations, risk controls, and SOX 404 compliance and SEC reporting. From 2006 to March 2009, Ms. Liu served as Principal Financial Officer and Chief Accounting Officer of China Direct, Inc., a NASDAQ listed company. From 2002 to 2005, Ms. Liu served as Audit Supervisor of Hill, Taylor LLC, one of the biggest minority-owned CPA firms in Chicago. From 1995 to 2000, Ms. Liu worked for Mitsui Co., Ltd., a Fortune Global 500 company, as the accounting manager. In 1995, Ms. Liu graduated from Shanghai University of Engineering Science with a BA in Business Administration and in 2002 she obtained her MBA from the University of Illinois at Chicago.

Ms. Liu does not have any family relationship with any of the directors and executive officers of the Company.

Pursuant to an employment agreement dated June 30, 2009, Yi (Jenny) Liu is employed by RINO International Corporation as the Company’s Chief Financial Officer for a term of 3 years at a monthly salary of $10,000. In addition, Ms. Liu will be granted 50,000 options to purchase common stock at an exercise price of $6.15 per share, vesting in 3 annual installments beginning on June 30, 2010. Under the agreement, Ms. Liu is entitled to 4-weeks of paid vacation per year. The agreement is terminable on 30 day’s notice, and contains non-competition and non-disclosure covenants.

Item 8.01 Other Events

On July 1, 2009, the Company issued a press release announcing the appointment of Ms. Liu as its Chief Financial Officer.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:
10.1	Employment Agreement dated June 30, 2009 between RINO International Corporation and Yi (Jenny) Liu.
99.1	Press release dated July 1, 2009 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RINO INTERNATIONAL CORPORATION

Date: July 1, 2009	By:	/s/ Zou Dejun
Zou Dejun
Chief Executive Officer